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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 22, 2004



                          NEWFIELD EXPLORATION COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                                    1-12534                                     72-1133047
(State or Other Jurisdiction                  (Commission File Number)                          (I.R.S. Employer
of Incorporation)                                                                              Identification No.)


                    363 N. SAM HOUSTON PARKWAY E., SUITE 2020
                              HOUSTON, TEXAS 77060
                    (Address of Principal Executive Offices)



                                 (281) 847-6000
              (Registrant's Telephone Number, Including Area Code)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

         On April 22, 2004, Newfield issued a press release announcing that it had signed letters of intent to drill a Treasure Island wildcat well. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits

                  99.1 Press release issued by Newfield Exploration Company on April 22, 2004.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NEWFIELD EXPLORATION COMPANY



Date: April 22, 2004              By: /s/ TERRY W. RATHERT
                                      ------------------------------------------
                                      Terry W. Rathert
                                      Vice President and Chief Financial Officer
                                      (Authorized Officer and Principal
                                      Financial Officer)




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                                  EXHIBIT INDEX


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
Exhibit No.           Description
-----------           -----------

99.1                  Press release issued by Newfield Exploration Company on April 22, 2004.
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